Exhibit 99.2

BEAR STEARNS                                                                                                BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                                                                             ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                                                                      245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                                                                                  New York, N.Y. 10167
LONDON o PARIS o TOKYO                                                                            (212) 272-2000; (212) 272-7294 fax


--------------------------------------------------------------------------------
           IMC HOME EQUITY LOAN TRUST 1998-3: Computational Materials
--------------------------------------------------------------------------------

Fax to:                                                                    Date:
Company:                                                  # Pages (incl. cover):
Fax No:                                                                Phone No:
From:                                                                  Phone No:



      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                         IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

|---------------------------------------------------------------------------|
|          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE       |
|           DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS       |
|                                  SUPPLEMENT.                              |
|---------------------------------------------------------------------------|


FIXED RATE HOME EQUITY LOANS
Preliminary characteristics of the pool of Home Equity Loans as of the Statistical Calculation Date of 5/5/98:

Total Number of Loans:                                           11,063

Total Outstanding Loan Balance:                            $731,071,895
  Balloon (% of Total):                                           31.17%
  Level Pay (% of Total):                                         68.83%
Average Loan Principal Balance:                                 $66,083                 ($5,008 to $556,223)
Weighted Average CLTV:                                            76.67%                (5.71% to 100.00%)
% of Pool with CLTVs (greater than) 90%                            3.13%
Weighted Average Coupon:                                          10.86%                (6.49% to 19.15%)
Weighted Average Remaining Term to Maturity (months):               254                 (50 to 360)
Weighted Average Seasoning (months):                                  3                 (0 to 40)
Weighted Average Original Term (months):                            257                 (60 to 360)
Range of Original Terms:                                           Level Pay                     Balloon
                                                           -----------------------      ------------------------
                                                             Up to 60:      0.11%          Up to 60:       0.05%
                                                             61 - 120:      1.79%          61 - 120:       0.09%
                                                            121 - 180:     16.89%         121 - 180:      31.03%
                                                            181 - 240:      8.90%
                                                            241 - 300:      1.23%
                                                            301 - 360:     39.90%

Lien Position:                                 1st Lien:        85.48%
                                               2nd Lien:        14.52%

Property Type:                   Single Family Detached:        89.75%
                                 Single Family Attached:         0.87%
                                             2-4 Family:         7.10%
                                  Condominium/Townhouse:         1.23%
                                                  Other:         1.05%

Occupancy Status:                        Owner Occupied:        94.61%
                                     Non-Owner Occupied:         5.39%

Geographic Distribution:                                           NY:     14.90%                CA:       5.34%
(states not listed individually account                            MI:      8.27%                OH:       5.27
for less than 5.00% of the Mortgage                                FL:      7.94%                PA:       5.26
Loan principal balance)                                            NJ:      5.84%

Credit Quality:                                                     A:     55.70%
(per IMC's guidelines)                                              B:     24.29%
                                                                    C:     16.84%
                                                                    D:      3.17%

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                         IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                               PRICING INFORMATION

                  $1,000,000,000 Offering Amount (approximate)
                                FSA Bond Insured


TRANSACTION SUMMARY(a)
----------------------------------------------------------------------------------------------------------------------------------
                                                                 First
                                                               Principal     Principal                            Expected
                  Approximate                       WAL         Payment       Window            Stated             Ratings
Certificate           Size        Coupon(d)       (Years)       (Years)       (Years)          Maturity         (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------------------
Class A-1           $75,000,000     Fixed         0.33          0.08          0.50             6/20/99            P-1/A-1+
Class A-2          $228,304,000     Fixed         1.00          0.50          1.08            11/20/13            Aaa / AAA
Class A-3          $198,193,000     Fixed         2.00          1.50          1.08             5/20/14            Aaa / AAA
Class A-4          $118,582,000     Fixed         3.00          2.50          1.08            12/20/17            Aaa / AAA
Class A-5           $95,073,000     Fixed         4.00          3.50          1.08             8/20/22            Aaa / AAA
Class A-6          $100,867,000     Fixed         5.40          4.50          2.00             4/20/26            Aaa / AAA
Class A-7          $113,981,000    Fixed(b)       7.70          6.42          1.58             7/20/29            Aaa / AAA
Class A-8           $70,000,000  Fixed/NAS(b)     6.27          3.08          4.92             7/20/29            Aaa / AAA
Class A-9IO      $70,000,000(c)    Fixed(c)        N/A           N/A           N/A               N/A              Aaa / AAA
----------------------------------------------------------------------------------------------------------------------------------

Notes:

(a) 100% Prepayment Assumption: 4.0% CPR in month 1, and an additional 1.909% per annum in each month thereafter until month 12. On and after month 12, 25% CPR. To 10% Optional Call.
(b) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.
(c)  Notional IO has a [5.35%] coupon based on the NAS class for 36 months.
(d)  Coupons may be limited as described in the Prospectus.


Prepayment Pricing
Speed Assumption:           4% CPR, increasing to 25% CPR over 12 months

Payment Date:               The 20th day of each month (or the next Business Day
                            thereafter) commencing on July 20, 1998.

Payment Delay:              With the exception of the Class A-1 Certificates, 19
                            days. With respect to the Class A-1 Certificates, 0 days.

Settlement (Closing) Date:  On or about June 10, 1998.

Statistical Cut-off Date:   May 5, 1998 (close of business)

Cut-off Date:               June 1, 1998 (close of business)

Clean-up Call:              The first Monthly Remittance Date on which the
                            aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan
                            Balance as of the Cut-Off Date.


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                         IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                         PRICING INFORMATION (continued)


Interest Accrual Period:    With the exception of the Class A-1 Certificates,
                            interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Payment Date based on a 30/360 day year.

                            With respect to any Payment Date, the Class A-1 Certificates will be entitled to interest which has accrued thereon from the preceding Payment Date (or from the Settlement Date in the case of the first Payment Date) to and including the day prior to the Current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Certificate Interest Rate. Calculations of Interest on the Class A-1 Certificates will be made on the basis of the actual number of days elapsed in the related A-1 Accrual Period and a year of 360 days.

Class A-1 Maturity:         The final Payment Date for the Class A-1
                            Certificates will be June 21, 1999, at which time the remaining Certificate Principal Balance, if any, of the Class A-1 certificates will be paid in full.
                            If the principal remittance amount for such Payment
                            Date is not sufficient to pay in full the remaining
                            Certificate Principal Balance, if any then outstanding, of the Class A-1 Certificates on such date, a draw will be made on the FSA Insurance
                            Policy in the amount of such shortfall.

Limited Initial Turbo:      85% of the excess cash flow will be used to
                            accelerate the bonds until the overcollateralization target is reached. To the extent necessary, after the overcollateralization target is initially reached, 100% of the excess cash flow will be available to accelerate the bonds to the overcollateralization target.

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                         IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                            DESCRIPTION OF SECURITIES

Title of Securities:               IMC Home Equity Loan Trust 1998-3

Lead Underwriter:                  PaineWebber Incorporated

Co-Underwriters:                   Bear, Stearns and Co. Inc.
                                   Deutsche Morgan Grenfell
                                   J.P. Morgan Securities Inc.
                                   Morgan Stanley Dean Witter

Seller and Servicer:               IMC Mortgage Company
                                   Headquartered in Tampa, FL

Depositor:                         IMC Securities, Inc.

Trustee:                           The Chase Manhattan Bank

Offering Amount:                   Approximately $1,000,000,000

Statistical Calculation Date:      The collateral described herein and in the
                                   prospectus supplement represents the pool of Home Equity Loans as of the Statistical
                                   Calculation Date of May 5, 1998. It is
                                   anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately
                                   $750,000,000.

Pre-Funding Account:               On the Closing Date, approximately
                                   $250,000,000 will be deposited in an account
                                   (the "Pre-Funding Account") and will be used to acquire Subsequent Loans. The "Pre-Funding
                                   Period" is the period commencing on the
                                   Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000 and (ii) August 15, 1998.

Form of Offering:                  Book-Entry form, same-day funds through DTC,
                                   Euroclear, and CEDEL.

Denominations:                     Minimum denominations of $25,000 and
                                   multiples of $1,000 thereafter.

Servicing/Other Fees:              The collateral is subject to certain fees,
                                   including a servicing fee of 0.50% per annum payable monthly, Certificate Insurer fees, and trustee fees.

Advancing by Servicer:             The Servicer is required to advance from its
                                   own funds any delinquent payment of interest
                                   (not principal) unless such interest is
                                   deemed to be non-recoverable (the
                                   "Delinquency Advances").


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                       IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                      DESCRIPTION OF SECURITIES (Continued)

Credit Enhancement:                Credit enhancement with respect to the
                                   Certificates will be provided by (a) the overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (b) the Financial
                                   Security Assurance, Inc.("FSA") Insurance
                                   Policy.

                                   Overcollateralization: Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                                   FSA Insurance Policy: FSA (the "Certificate
                                   Insurer") will unconditionally and
                                   irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Certificate principal balance over the aggregate collateral balance). The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

Federal Tax Aspects:               The Trust, exclusive of the Pre-funding
                                   account and the Capitalized Interest account, will consist of two segregated asset pools, (the "Upper-Tier REMIC" and the "Lower-Tier
                                   REMIC"). Each class of the Offered
                                   Certificates will be designated as a "regular interest" in the Upper-Tier REMIC.

ERISA Considerations:              The Certificates may be purchased by employee
                                   benefit plans that are subject to ERISA.

SMMEA Eligibility:                 The Certificates will NOT constitute
                                   "mortgage-related securities" for purposes of
                                   SMMEA.

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                         BOND SENSITIVITY TO PREPAYMENTS

CLASS A-1 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                  0.81        0.45        0.38         0.33        0.30        0.27
First Principal Payment              07/98        07/98       07/98       07/98        07/98       07/98
Last Principal Payment               06/99        03/99       01/99       12/98        11/98       11/98
Principal Window (years)              1.00        0.75        0.58         0.50        0.42        0.42


CLASS A-2 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                  9.99        1.65        1.23         1.00        0.86        0.76
Yield @ par                          6.39%        6.21%       6.14%       6.08%        6.02%       5.97%
Modified Duration                     7.08        1.52        1.15         0.94        0.82        0.73
First Principal Payment              11/02        03/99       01/99       12/98        11/98       11/98
Last Principal Payment               06/12        01/01       04/00       12/99        09/99       07/99
Principal Window (years)              9.67        1.92        1.33         1.08        0.92        0.75


CLASS A-3 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 14.70        3.71        2.58         2.00        1.64        1.40
Yield @ par                          6.31%        6.24%       6.20%       6.16%        6.13%       6.09%
Modified Duration                     9.37        3.22        2.32         1.83        1.52        1.31
First Principal Payment              06/12        01/01       04/00       12/99        09/99       07/99
Last Principal Payment               05/13        05/03       10/01       12/00        07/00       03/00
Principal Window (years)              1.00        2.42        1.58         1.08        0.92        0.75


CLASS A-4 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 15.68        5.89        3.99         3.00        2.42        2.02
Yield @ par                          6.39%        6.35%       6.33%       6.30%        6.27%       6.24%
Modified Duration                     9.68        4.78        3.43         2.66        2.18        1.85
First Principal Payment              05/13        05/03       10/01       12/00        07/00       03/00
Last Principal Payment               06/16        05/05       02/03       12/01        03/01       09/00
Principal Window (years)              3.17        2.08        1.42         1.08        0.75        0.58

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                   BOND SENSITIVITY TO PREPAYMENTS (continued)


CLASS A-5 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 20.28        8.34        5.39         4.00        3.15        2.60
Yield @ par                          6.52%        6.49%       6.47%       6.45%        6.42%       6.40%
Modified Duration                    11.01        6.27        4.43         3.43        2.77        2.33
First Principal Payment              06/16        05/05       02/03       12/01        03/01       09/00
Last Principal Payment               03/21        03/08       08/04       12/02        01/02       05/01
Principal Window (years)              4.83        2.92        1.58         1.08        0.92        0.75


CLASS A-6 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 24.86        11.52       7.66         5.40        4.19        3.38
Yield @ par                          6.57%        6.56%       6.54%       6.52%        6.50%       6.48%
Modified Duration                    12.01        7.88        5.86         4.43        3.56        2.95
First Principal Payment              03/21        03/08       08/04       12/02        01/02       05/01
Last Principal Payment               02/25        12/11       12/07       11/04        05/03       05/02
Principal Window (years)              4.00        3.83        3.42         2.00        1.42        1.08


CLASS A-7 (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 27.22        14.36       10.35        7.70        5.94        4.77
Yield @ par                          6.96%        6.95%       6.94%       6.93%        6.91%       6.90%
Modified Duration                    11.98        8.87        7.20         5.81        4.73        3.95
First Principal Payment              02/25        12/11       12/07       11/04        05/03       05/02
Last Principal Payment               09/25        11/12       11/08       05/06        09/04       07/03
Principal Window (years)              0.67        1.00        1.00         1.58        1.42        1.25


CLASS A-8 NAS (to call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 12.11        7.76        6.92         6.27        5.47        4.72
Yield @ par                          6.47%        6.46%       6.45%       6.45%        6.44%       6.43%
Modified Duration                     8.06        5.85        5.37         4.98        4.47        3.96
First Principal Payment              07/01        07/01       07/01       07/01        07/01       07/01
Last Principal Payment               09/25        11/12       11/08       05/06        09/04       07/03
Principal Window (years)             24.25        11.42       7.42         4.92        3.25        2.08


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                   BOND SENSITIVITY TO PREPAYMENTS (continued)

CLASS A-7 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 28.24        16.38       12.69        9.71        7.35        5.62
Yield @ par                          6.97%        6.98%       7.01%       7.01%        7.00%       6.97%
Modified Duration                    12.13        9.49        8.17         6.79        5.52        4.47
First Principal Payment              02/25        12/11       12/07       11/04        05/03       05/02
Last Principal Payment               02/28        03/24       03/18       10/13        12/11       08/09
Principal Window (years)              3.08        12.33       10.33        9.00        8.67        7.33


CLASS A-8 NAS (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption             0%          50%         75%         100%        125%        150%
------------------------------------------------------------------------------------------------------------
Average Life (years)                 12.11        7.76        6.97         6.44        6.03        5.71
Yield @ par                          6.47%        6.46%       6.46%       6.46%        6.48%       6.52%
Modified Duration                     8.06        5.85        5.40         5.07        4.81        4.60
First Principal Payment              07/01        07/01       07/01       07/01        07/01       07/01
Last Principal Payment               12/27        06/22       05/13       05/13        10/11       05/09
Principal Window (years)             26.50        21.00       11.92       11.92        10.33       7.92


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

                       DESCRIPTION OF THE STATISTICAL POOL
                              OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE


Aggregate Field                      Description   Count       Balance$  Pool%

State                                    Alabama       8        345,256   0.05
                                          Alaska       1         94,849   0.01
                                         Arizona      70      4,235,926   0.58
                                        Arkansas      35      1,516,702   0.21
                                      California     354     39,063,448   5.34
                                        Colorado     126      8,870,812   1.21
                                     Connecticut     169     13,648,367   1.87
                                        Delaware      39      2,284,814   0.31
                            District of Columbia      17      1,556,237   0.21
                                         Florida     984     58,064,241   7.94
                                         Georgia     392     27,040,033   3.70
                                          Hawaii      19      3,059,993   0.42
                                           Idaho      35      1,742,791   0.24
                                        Illinois     431     28,038,320   3.84
                                         Indiana     386     19,061,668   2.61
                                            Iowa      38      1,892,203   0.26
                                          Kansas      30      1,551,496   0.21
                                        Kentucky     124      6,163,052   0.84
                                       Louisiana      88      4,242,984   0.58
                                           Maine      17        965,714   0.13
                                        Maryland     410     27,731,833   3.79
                                   Massachusetts     210     14,370,556   1.97
                                        Michigan   1,015     60,482,676   8.27
                                       Minnesota     104      7,055,357   0.97
                                     Mississippi      86      3,862,443   0.53
                                        Missouri     142      6,139,041   0.84
                                         Montana       6        639,622   0.09
                                        Nebraska      25      1,081,358   0.15
                                          Nevada      36      2,973,095   0.41
                                   New Hampshire      17        963,936   0.13
                                      New Jersey     474     42,702,007   5.84
                                      New Mexico      54      4,222,615   0.58
                                        New York   1,338    108,905,896  14.90
                                  North Carolina     551     32,525,267   4.45
                                    North Dakota       3        205,876   0.03
                                            Ohio     702     38,528,478   5.27
                                        Oklahoma      40      1,701,950   0.23
                                          Oregon      91      7,564,838   1.03
                                    Pennsylvania     639     38,486,353   5.26
                                    Rhode Island      50      3,575,209   0.49
                                  South Carolina     379     20,855,661   2.85
                                    South Dakota       1         35,000   0.00
                                       Tennessee     469     27,567,027   3.77
                                           Texas     235     15,559,107   2.13
                                            Utah      84      7,446,371   1.02
                                         Vermont       8        518,366   0.07
                                        Virginia     287     17,041,899   2.33
                                      Washington     103      8,273,326   1.13
                                   West Virginia      41      1,732,814   0.24
                                       Wisconsin      96      4,723,646   0.65
                                         Wyoming       4        161,366   0.02
                                                  ------    ----------- ------
 Total                                            11,063   $731,071,895 100.00%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE


Aggregate Field                  Description    Count        Balance$     Pool%

Combined LTV                   5.01 to  10.00       4          76,171     0.01
                              10.01 to  15.00      13         296,376     0.04
                              15.01 to  20.00      19         444,685     0.06
                              20.01 to  25.00      50       1,542,791     0.21
                              25.01 to  30.00      62       2,527,813     0.35
                              30.01 to  35.00      83       3,123,038     0.43
                              35.01 to  40.00     128       6,179,521     0.85
                              40.01 to  45.00     142       6,258,760     0.86
                              45.01 to  50.00     239      11,490,323     1.57
                              50.01 to  55.00     229      13,529,426     1.85
                              55.01 to  60.00     404      21,386,347     2.93
                              60.01 to  65.00     676      40,524,426     5.54
                              65.01 to  70.00   1,038      61,819,420     8.46
                              70.01 to  75.00   1,574     104,742,599    14.33
                              75.01 to  80.00   2,955     226,732,383    31.01
                              80.01 to  85.00   1,554     117,888,440    16.13
                              85.01 to  90.00   1,219      89,627,166    12.26
                              90.01 to  95.00     177       6,732,655     0.92
                              95.01 to 100.00     497      16,149,555     2.21
                                               ------     -----------   ------
Total                                  11,063            $731,071,895   100.00%



Aggregate Field                 Description     Count        Balance$     Pool%

Current Coupon                 6.001 -  7.000      28       3,265,794     0.45
                               7.001 -  8.000     160      18,555,342     2.54
                               8.001 -  9.000     699      68,279,674     9.34
                               9.001 - 10.000   1,819     157,176,240    21.50
                              10.001 - 11.000   2,712     190,649,808    26.08
                              11.001 - 12.000   2,377     143,588,388    19.64
                              12.001 - 13.000   1,782      92,134,941    12.60
                              13.001 - 14.000     984      39,537,721     5.41
                              14.001 - 15.000     377      13,821,815     1.89
                              15.001 - 16.000      93       3,156,695     0.43
                              16.001 - 17.000      28         839,357     0.11
                              17.001 - 18.000       3          47,120     0.01
                              19.001 - 20.000       1          19,000     0.00
                                               ------     -----------   ------
Total                                          11,063    $731,071,895   100.00%

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

Aggregate Field                    Description    Count      Balance$     Pool%

Current Balance               Up to  25,000.00    1,831      33,663,800    4.60
                       25,000.01 to  50,000.00    3,714     140,537,686   19.22
                       50,000.01 to  75,000.00    2,466     151,347,649   20.70
                       75,000.01 to 100,000.00    1,226     106,715,177   14.60
                      100,000.01 to 125,000.00      706      79,183,854   10.83
                      125,000.01 to 150,000.00      387      52,772,534    7.22
                      150,000.01 to 175,000.00      220      35,491,479    4.85
                      175,000.01 to 200,000.00       96      17,812,498    2.44
                      200,000.01 to 250,000.00      185      41,856,335    5.73
                      250,000.01 to 300,000.00      142      38,929,431    5.33
                      300,000.01 to 350,000.00       47      15,165,634    2.07
                      350,000.01 to 400,000.00       25       9,369,042    1.28
                      400,000.01 to 450,000.00       10       4,244,102    0.58
                      450,000.01 to 500,000.00        4       1,897,686    0.26
                      500,000.01 to 550,000.00        3       1,528,763    0.21
                               Over 550,000.00        1         556,223    0.08
                                                 ------     -----------  ------
Total                                            11,063    $731,071,895  100.00%

Aggregate Field                    Description    Count      Balance$     Pool%

Property Type              Two- to Four-Family      686      51,902,957    7.10
                                     Townhouse       21       1,261,330    0.17
                          Manufactured Housing       74       3,300,702    0.45
                                  Multi-Family       28       2,993,101    0.41
                                   Condominium      130       7,725,601    1.06
                        Single Family Attached      114       6,358,906    0.87
                        Single Family Detached    9,992     656,157,457   89.75
                      Planned Unit Development       15       1,029,384    0.14
                                     Mixed Use        3         342,458    0.05
                                                 ------     -----------  ------
Total                                            11,063    $731,071,895  100.00%

Aggregate Field                    Description    Count      Balance$     Pool%

Months Since Origination                0 to 1    4,582     283,136,759   38.73
                                       2 to 12    6,405     443,079,668   60.61
                                      13 to 24       73       4,729,197    0.65
                                    25 or more        3         126,271    0.02
                                                 ------     -----------  ------
Total                                            11,063    $731,071,895  100.00%

                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

                        IMC HOME EQUITY LOAN TRUST 1998-3
--------------------------------------------------------------------------------

            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

Aggregate Field                   Description   Count        Balance$    Pool%

Remaining Term                      Up to 120     524       14,946,782    2.04
                                   121 to 180   5,772      350,762,977   47.98
                                   181 to 240   1,193       65,089,579    8.90
                                   241 to 300     145        9,011,432    1.23
                                   301 to 360   3,429      291,261,125   39.84
                                               ------      -----------  ------
Total                                          11,063     $731,071,895  100.00%

Aggregate Field                   Description   Count        Balance$    Pool%

Lien Type                          First Lien   8,311      624,915,592   85.48
                                  Second Lien   2,752      106,156,303   14.52
                                               ------      -----------  ------
Total                                          11,063     $731,071,895  100.00%



Aggregate Field                   Description   Count        Balance$    Pool%

Occupancy                      Owner Occupied  10,362      691,693,546  94.61
                               Investor Owned     681       38,261,604   5.23
                         Vacation/Second Home      20        1,116,744   0.15
                                               ------      ----------- ------
Total                                          11,063     $731,071,895 100.00%


                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.